UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 22, 2003

Commission File No. 000-22688

MACROMEDIA, INC.

(A Delaware Corporation)

I.R.S. Employer Identification No. 94-3155026

600 Townsend Street

San Francisco, California 94103

Item 5.    Other Events.

On October 22, 2003, Macromedia, Inc. (the “Company”) announced that it had entered into a definitive merger agreement to acquire privately-held eHelp Corporation, a Delaware corporation. A copy of the press release issued by the Company concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1*	Company’s press release, issued October 22, 2003, regarding the transaction identified in Item 5 of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACROMEDIA, INC.

Date: October 22, 2003	By:	/s/ ELIZABETH A. NELSON

Elizabeth A. Nelson Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.		Description

99.1	*	Company’s press release, issued October 22, 2003, regarding the transaction identified in Item 5 of this Form 8-K.

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